PREFERRED PROVIDER AND SERVICES AGREEMENT
优先供应及服务协议

This Preferred Provider and Services Agreement (this "Agreement"), is dated January __, 2010, by and between LiaoNing Nengfa Weiye Energy Technology Co. LTD  (“Party A”) and Nengfa Weiye Tieling Valve Joint-Sock Co. Ltd. ("Party B").
2010年1月X 日，辽宁能发能源科技有限公司（简称“甲方”）与能发伟业铁岭阀门股份有限公司（简称“乙方”）签订了优先供应及服务协议（简称“协议”）。
RECITALS序言

WHEREAS, Party A and Party B have had a long-term business relationship; and甲方与乙方有长期业务往来

WHEREAS, Party B has used the products and services of Party A in the past and has been quite pleased with such products and services; and此前，乙方利用甲方产品及服务并且满意于其产品及服务

WHEREAS, Party A and Party B mutually desire to continue their business relationship; and甲方乙方欲继续其业务往来

WHEREAS, Party A and Party B believe this Agreement will improve and accelerate the growth and development of their respective businesses.双方认为本协议会促进其相关业务增长

NOW, THEREFORE, in consideration of the mutual covenants and promises as specified hereinafter and the anticipated benefits, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
因此，鉴于双方长期利益的考虑，双方一致同意达成如下条款：
1.            Preferred Provider Status.  Party B hereby designates Party A as its preferred provider of the valves and other related flow control equipment that Party A now designs, develops, manufactures and sells. Preferred provider status means that Party B will use commercially reasonable efforts to employ the products of Party A in its contract fulfillment to its customers and through the right of first refusal set forth herein contract with Party A to supply its contract requirements before any non-preferred providers are considered for purposes of contract specification and fulfillment. This preferred provider designation does not prevent Party B from developing other supply relationships.
优先供应商资格。乙方指定甲方为其阀门及其他相关控流设备的优先供应商，这些产品均为甲方根据乙方客户的订单要求设计、开发、生产。优先供应商资格意味着乙方在满足其他非优先供应方之前将尽其商业合理所能采用甲方向其客户履Ŝ 92;协议的产品。该优先供应商并不妨碍乙方选择其他供应商。

Party A and Party B will cooperate with one another to develop and market their respective technologies, equipment, products and services for their respective and mutual benefit.  Specific written plans may be developed by mutual agreement from time to time by the appropriate representatives of each of the parties.  Each of the parties to this Agreement will explore in good faith with the other for the potential development of new technologies, equipment, products, and services.  In the event that the parties to this Agreement develop new technologies, equipment, products and services, they will cooperate to conclude any supplements to this Agreement or formulate new agreements to cover the terms of such cooperation and compensation.
双方应彼此合作谋求发展，为双方各自及相互利益营销其各自技术、设备、产品及服务。具体书面计划应由双方适当代表不时更新。一方应与另一方在新技术、设备、产品及服务潜在开发上真诚探究。如果各方开发出了新技术、设备、产品ࡡ 0;服务，他们应合作完成本协议任何补充或制定包含此类合作及补偿的新的协议。

2.           Right of First Refusal.  As the preferred provider, during the Term (as defined below) of this Agreement, Party A shall have a right of first refusal to design, manufacture and provide to Party B (or its contract parties) the valves and other related flow control equipment in connection with any and all flow control contracts obtained by Party B and/or its affiliates.  The parties to this Agreement hereby agree that the revenue to Party B from each such flow control contract that is undertaken by Party A will be structured so that Party B shall receive on average no more than 2.5% of the aggregate revenue per year generated by such contracts.

优先取舍权。在本协议条款中（定义如下）作为优先供应商，在乙方或其子公司获得的控流装置合同中甲方有权优先为乙方（或其合同当事人）设计、制造和提供阀门产品和其他相关控流设备。协议双方同意乙方从甲方承揽制造的控流装置ࡧ 2;同中每年累计获得的收入不应超过合同总收入的2.5%。
3.           Joint Venture Status.  Except as may be provided in subsequent modifications or separate agreements as provided in Section 2 hereof, this Agreement is not intended to create a partnership or joint venture between or among Party A and Party B and any of their respective affiliates.

合资情况。除非后来发生更改或单独协议（例如本协议条款2那样）同意，本协议没有在甲方和乙方之间建立合伙或合资关系的意图。
4.           Intellectual Property.  Unless otherwise agreed by supplement hereto or by separate agreement, all right, title and interest in, and the resulting products and services of, the intellectual property of each of Party A and Party B will remain the property of the party that created and developed it or otherwise owns or licenses it.  Any enhancements to any existing intellectual property will belong to the owner of the original intellectual property, regardless of who or how the enhancement was proposed, developed and documented.  Any license terms for the intellectual property of one of the parties to this Agreement for the license to the other party to this Agreement are to be negotiated.  The parties to this Agreement may license their respective intellectual property to third parties as they determine, without permission of the other party and without need of further agreement by or payment of royalties to the other party.

知识产权。除了在附录或其他单独协议中达成一致以外，甲方和乙方原来就拥有的知识产权以及使用该产权生产的产品和服务仍归当事人所有。任何对现有知识产权的改进应归原所有人所有，不论这样的改进是哪方或如何做出的。本协议中ঈ 3;事人的知识产权专利证明对另一方都是可以让渡的。本协议当事人自己的知识产权可在没有另一方同意的情况下转让给第三方，将来也无需向另一方交版税。
Each party to this Agreement will respect the confidential nature of any of the information and intellectual property of the other party to this Agreement and will use the confidential information and intellectual property only as the owner thereof permits.
                          本协议当事人应尊重另一方知识产权信息的保密性，只有在拥有该知识产权一方的同意下才可使用该产权的保密信息。
Each party to this Agreement will fully indemnify and hold harmless the other party to this Agreement for any infringement on the intellectual property of third parties for which such other party to this Agreement may become liable as a result of the actions of a party to this Agreement.
                 本协议当事人如因侵犯第三方当事人知识产权行为给另一方造成损害应该赔偿。

4.           Term.  The term of this Agreement shall commence on the date hereof and shall terminate on January __, 2013 (the “Term”). The Term will be extended automatically for one additional term of three years, unless written notice is given by one party to this Agreement to the other party at least six months prior to the termination date of their respective wish not to extend the term of this Agreement. This Agreement may be terminated prior to the end of the Term by written notice from one party to this Agreement to the other party in the event of a material breach of the terms hereof, which notice will be effective on the fifth day after the notice has been given.  Termination of this Agreement will not terminate the provisions of Section 4 relating to the intellectual property of each of the parties to this Agreement.  Termination of this Agreement will not terminate any flow control contracts that have been agreed upon by the parties to this Agreement.
条款。本协议条款由签署日生效，至2013年1月__日结束（“条款”）。除非协议其中一方提前六个月以书面形式向协议另一方提出不希望延长本协议条款，条款将自动延期三年。如有严重违 ;反本协议条款内容的情况，由协议的一方以书面形式通知另一方，本协议可以被终止， 该书面通知在发到协议方后5日后生效。本协议的终止将不中止与第4条条件有关的协议各方的知识产权。本协议的终止将不终止双方在本协议终止Ò 69;签署的控流合同。

5.            Miscellaneous. 其他

5.1  Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which counterparts collectively shall constitute one document representing the agreement among the parties.

副本。
本协议可以由多份副本执行，每份副本应视为原件，但所有副本共同构成一份完整的代表各方同意的协议。

5.2            Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement and their respective successors and assigns.
约束协议。本协议应在此本约束，适用于协议各方以及其各自的继承者及受让人的利益。

5.3            Waiver of Breach. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, and no waiver shall be valid unless it is in writing and is signed by the party against whom such waiver is sought.
协议任何一方因违反本协议条款造成的弃权不应运行或被解释为任何随后违反的弃权，除一方以书面形式提出针对另一方的弃权并签名，没有其他弃权行为是有效的。

5.4            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of China, without regard to the principles of conflicts of law thereof.
受限法律。所有有关本协议的架构、合法性、实施及解释应根据中国法律解释和实施，不受限于与其矛盾的其他法律准则。

5.5            Due Authorization; Authority.  Each party to this Agreement represents and warrants to the other party that (i) all the corporate authority for the approval of this Agreement by each party to this Agreement has been obtained and remains in full force and effect, (ii) the individual executing this Agreement is duly authorized to execute this Agreement on its behalf and to bind it hereby, and (iii) no approval or license by any third party, including any government agency, is required for the entry into this Agreement or the performance of the terms hereof.  Party B specifically represents and warrants to Party A that this Agreement and the use of the services of Party A and the purchase of the equipment, products and services of Party A will not violate any terms, whether in contract, statute and regulation or interpretation thereof, to which Party B is bound or required to follow for the performance of its business.
应授予权，授权。协议的各方向另外一方表示并保证：（1）协议各方已获得并保有全部对所有为通过本协议的企业授权效力及影响；（2）执行本协议的个人为正当授权代表并特此束缚协议方以执行本协ť 58;；（3）没有包括任何政府中介在内的第三方的允许或授信，
5.6.           Independent Contractor Status.  The relationship of Party A and Party B is that of independent contractors, unless otherwise specifically set forth in a writing by the parties.  Neither party's employees, consultants, contractors or agents: (a) are agents, employees or joint ventures of the other party, or (b) have any authority to bind the other party by contract or otherwise to any obligation.  They will not represent to the contrary, either expressly, implicitly, by appearance or otherwise.

独立合同人资格。除非双方特殊书面说明，甲乙两方为独立立约人。一方的雇员、顾问、立约人及代理均1.不是 另一方代理、雇员或另一方的合资经营或2.无权以合约束缚另一方。
5.7            Successor and Assigns. This Agreement and all rights, liabilities and obligations hereunder shall be binding upon and inure to the benefit of each party’s successors and permitted assigns; provided, however, that Party A may not assign, transfer, or subcontract this Agreement or any of its obligations hereunder without the express, prior written consent of Party B.
继承人及受让人。本协议及所有协议中权利和义务应被捆绑以确保双方继承人及受让人利益。在无乙方事先明确书面同意的情况下，甲方不能分配、转让或转签本协议及任何此协议下的义务。

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.签字双方

LiaoNing Nengfa Weiye Energy Technology Co. LTD	Nengfa Weiye Tieling Valve Joint-stock Co. Ltd.

By:	By:

Name:	Name:

Title	Title